Net Loss Per Share (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings per share [abstract]
Weighted number of shares	[1]	22,453,025	20,506,202	16,640,446
Loss attributable to equity holders of the Company		$ 5,385	$ 10,328	$ 6,479

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.